SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 8, 2005

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On June 8, 2005, Ashford Hospitality Trust, Inc. (the “Company”) provided an online audio simulcast of its panel presentation to the investment community at the 2005 NAREIT Institutional Investor Forum in New York City. The live audio broadcast of the Company’s presentation is available online at the Company’s website at www.ahtreit.com as well as at http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=AHT&item_id=1071017. The online replay will begin shortly after the presentation ends and will be available for 30 days.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Powerpoint slideshow is attached hereto as Exhibit 99.2 and is incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (b) Exhibits

99.1	Press Release of the Company, dated June 2, 2005, announcing the presentation and online simulcast.

99.2	Powerpoint slideshow of the June 8, 2005 presentation.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2005

ASHFORD HOSPITALITY TRUST, INC.

By:/s/ DAVID A. BROOKS

David A. Brooks Chief Legal Officer